                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):    March 28, 2001
                                                          ----------------------


                          TRANSKARYOTIC THERAPIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             000-21481                                    04-3027191
------------------------------------        ------------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)



195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                 02139
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

         On March 28, 2001, Transkaryotic Therapies, Inc. ("TKT") announced that the Committee for Proprietary Medicinal Products ("CPMP") of the European Agency for the Evaluation of Medicinal Products ("EMEA") has issued a positive opinion recommending approval of Replagal(TM) (agalsidase alfa) enzyme replacement therapy for the treatment of Fabry disease. The CPMP's recommendation for approval will be forwarded to the European Commission for marketing authorization of Replagal. If approved by the European Commission, TKT Europe-5S AB will have a license for marketing Replagal throughout the European Union. The European Commission is expected to make a final decision regarding the approval of Replagal in the next few months.

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

                99.1 Press Release



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2001                         REGISTRANT

                                            TRANSKARYOTIC THERAPIES, INC.


                                            By: /s/ Daniel E. Geffken
                                                ---------------------------
                                                Daniel E. Geffken
                                                Vice President, Finance and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION

99.1                       Press Release



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